Fourth Quarter and Fiscal Year 2014 Financial Results and Update August 25, 2014 Exhibit 99.3

Forward-looking statements and Non-GAAP financial
measures
—Certain statements made during this conference call and included in this presentation, including, but not limited to, those related to our financial and business outlook, strategy and growth drivers, acquisition activities and pipeline, revenue available under contract, and financial guidance and related assumptions, are “forward-looking statements.” Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results of Premier to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward looking statements. Readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to Premier’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside Premier’s control. More information on potential risks and other factors that could affect Premier’s financial results is included, and updated, from time to time, in Premier’s periodic and current filings with the SEC and available on Premier’s website. Forward looking statements speak only as of the date they are made. Premier undertakes no obligation to publicly update or revise any forward-looking statements.
defined in Regulation G under the Securities Exchange Act of 1934. Schedules are attached that reconcile the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States. The press release attached as an Exhibit to our Form 8-K filed with the SEC in connection with our earnings call, as well as our Form 10-K for the year ended June 30, 2014 to be filed shortly hereafter, provides further explanation and disclosure regarding our use of non-GAAP financial measures and should be read in conjunction with these supplemental slides.
Non-GAAP financial measures
Forward-looking statements
—This presentation includes certain “non-GAAP financial measures” as

Susan DeVore, President & CEO Financial Highlights and Year in Review

Fiscal 2014 highlights
1
(1) Comparisons are pro forma. See Adjusted EBITDA, Segment Adjusted EBITDA and Adjusted Fully Distributed Net Income reconciliations to GAAP equivalents in Appendix; pro forma reflects the impact of the company’s reorganization and initial public offering
Strong fourth quarter completes extraordinary year
Fourth-quarter net revenue up 17% and adjusted
EBITDA up 19%, driven by strength in both segments
Full-year net revenue up 14% to $869.3 million;
Adjusted EBITDA up 12% to $351.0 million
Strong cash position continues; over $540
million of cash & marketable securities at FY end
Expanded credit facility to $750 million, increasing
financial flexibility to support acquisition strategy
Executed focused and disciplined acquisition strategy

Member and
industry needs
Co-innovation
Intelligence to transform from the inside
Leadership in population health
Shared infrastructure
Premier strategic
differentiation
• Total cost reduction
• Quality improvement
across the continuum
• Evolving delivery and
payment models
• Actionable data and
information
Unique business model addresses industry challenges
Helping health systems manage challenges, optimize
the transition, and build for the future….
…all
at the same time
Scale

Changing the game to drive out costs, improve outcomes
SUPPLY CHAIN SERVICES PERFORMANCE SERVICES
• SaaS-based analytics products
in cost, quality, safety and
population health
• Enterprise data analytics
platform
• Collaboratives
• Advisory services
With integrated data and analytics, collaboratives, supply chain solutions, and advisory and other services, we are enabling better care and outcomes at a lower cost.
Group purchasing, serving both
acute and alternate site
• Direct sourcing
• Specialty pharmacy
Physician preference items (PPI)
Capital planning

SYMMEDRx™ HEALTHCARE SOLUTIONS

Meddius INTEGRATION DELIVERED

MEMdata Equipping Hospitals

TheraDoc

aperek

Strategic acquisitions serve members and drive revenue
growth opportunities
Member channel allows us to rapidly expand capabilities, enhances speed to market and augments Premier’s unique technology platform
Fiscal 2014 Q1 FY15
Data acquisition and
integration-as-a-service
company
(October 2013) (July 2013)
Physician preference
item (PPI) contract mgmt.
and data services
company
(April 2014)
Capital equipment
planning, sourcing &
analytics business
(August 2014)*
Provider of clinical
surveillance software
(August 2014)*
Healthcare
supply spend
visibility &
supply chain
analytics firm
*Expected to close in Q1 FY15, subject to customary conditions; There can be no assurance regarding the timing or ultimate closing of these acquisitions.

Aperek acquisition addresses supply chain workflow
Expected to close in first quarter of FY15, subject
to customary closing conditions
Provider of leading real-time healthcare supply
spend visibility and SaaS-based  supply chain
analytics
Provides opportunity to further automate supply
chain management processes
Purchase price of $48.5 million, subject to
closing price adjustments

PREMIER SUPPLY CHAIN
PREMIER QUALITY
PREMIER LABOR
PREMIER SAFETY
PREMIER POPULATION MANAGEMENT
PREMIERCONNECT® ENTERPRISE
PREMIER CONNECT
LAWSON
PeopleSoft
MCKESSON
MCKESSON
Allscripts
SIEMENS
KRONOS
LAWSON
Epic
MEDITECH
CERNER
CMS
Blue Cross Blue Shield

Data-based analytics platform continues to grow
PLATFORM
BILLING PURCHASING CLAIMS CLINICAL FINANCIAL
ANY
DATA
Number of facilities under contract as of 6/30/2014
*includes TheraDoc and Aperek transactions, expected to close in Q1 FY15, subject to customary conditions
Social business
~1,300 facilities* ~1,100 facilities ~1,280 facilities ~1,000 facilities* ~500 facilities 9 organizations

Continued growth trajectory with acquisition of TheraDoc
Expands clinical surveillance customer base
to approximately 1,000 facilities
Market leading provider of clinical surveillance
software
Future opportunity to create a next-generation
safety solution built on PremierConnect
®
Purchase price of $117 million, subject to
closing price adjustments
Expected to close in first quarter of FY15,
subject to customary closing conditions

PACT™

POPULATION FOCUS™
POWERED BY VERISK HEALTH

CARE FOCUS™
POWERED BY PHYTEL

PREMIERCONNECT® ENTERPRISE

PHYSICIAN NETWORK
MANAGEMENT
POPULATION
ANALYTICS & RISK
MANAGEMENT
POPULATION
ENGAGEMENT
Subject Matter
Expertise
Collaboratives
Information
Technology
(SaaS- based
Solutions)
POPULATION HEALTH
COLLABORATIVE
Shared Savings
Bundled Payments
Value-based Contracting
Clinical Integration
Network Development
ACO Readiness
PCMH
Care Management
Transitions in Care
Industry leader in driving population health solutions

PremierConnect
®
Enterprise & Data Alliance Collaborative
PCE
Private Warehouse
Partners
Added in
Q4 FY14
Fairview
Health
Services
Mercy
Health
Baystate
Health
Baystate
Innovation
Center
University
Hospitals
Bon
Secours
Health
System
IBM
UNCC
Verisk
Health
Phytel
Carillion
Health
System
Texas
Health
Resources
Carolinas
Healthcare
System

12 Unique customer alignment Data-driven, technology enabled Diversified growth engine Compelling financial profile Well positioned for fiscal 2015

Craig McKasson, Chief Financial Officer Financial Review

15%
36%
Fourth-quarter consolidated and segment highlights
1
Consolidated
Net revenue (millions)
Supply Chain Services
Net revenue (millions)
Performance Services
Net revenue (millions)
Adjusted EBITDA
(millions)
Adjusted EBITDA (millions)
Adjusted EBITDA (millions)
18% 15%
19%
(1)  See Adjusted EBITDA and Segment Adjusted EBITDA reconciliations to GAAP equivalents in Appendix; comparisons between fourth-quarter financial results ended  June 30, 2014, and year-ago pro forma results have been adjusted to reflect the impact of the company’s reorganization and initial public offering.
$14.4
$19.5
Q4'13 Q4'14
$78.1
$93.2
Q4'13 Q4'14
$54.6
$62.6
Q4'13 Q4'14
$82.2
$94.4
Q4'13 Q4'14
$146.4
$172.8
Q4'13 Q4'14
$200.9
$235.5
Q4'13 Q4'14
17%

Non-GAAP pro forma adjusted fully distributed net income
1
• Calculates income taxes at 40%
on pre-tax income, assuming
taxable C corporate structure
• Calculates adjusted fully
distributed earnings per share,
assuming total Class A and B
common shares held by public
(1)  See pro forma adjusted fully distributed net income to GAAP equivalents in Appendix; comparisons between fourth-quarter financial results ended  June 30,
2014, and year-ago pro forma results have been adjusted to reflect the impact of the company’s reorganization and initial public offering.
$0.29 $0.34
Non-GAAP earnings per share on fully distributed
net income
Q4'13 Q4'14
(in millions, except per share data)
$42.2
$49.9
18%

Cash flow and capital structure at June 30, 2014
Cash, cash equivalents and marketable
securities of $540.4 million
Capital expenditures of $55.7 million, up 31%
YOY primarily due to capitalized internally
developed software
Cash flow from operations of $368.1 million
$750 million five-year unsecured revolving
credit facility secured in June 2014

Fiscal 2015 guidance
1
1
As of fiscal 2014 fourth-quarter conference call, 08/25/2014. For non-GAAP measures, see reconciliations to GAAP equivalents in Appendix. Pro forma guidance measures are “forward-looking statements.” For information regarding the use and limitations of non-GAAP financial measures and forward-looking statements, see “Forward-looking statements and Non-GAAP financial measures” at the front of this presentation.
Premier, Inc. introduces full-year fiscal 2015 financial guidance:
(in millions, except per share data)
FY 2015 YoY Change
Pro Forma Net Revenue:
Supply Chain Services segment $688 - $707 8% - 11%
Performance Services segment $281 - $288 21% - 24%
Total Pro Forma Net Revenue $969 - $995 11% - 14%
Non-GAAP pro forma adjusted
EBITDA $379 - $390 8 - 11%
Non-GAAP pro forma adjusted
fully distributed EPS $1.39 - $1.44 7- 11%

18
Fiscal 2015 guidance assumptions
Steady growth in Supply Chain Services
driven by:
Continued growth in Performance Services
driven by:
•
Demand for integrated offerings of SaaS-based
products, advisory services and collaboratives
•
Demand for offerings of recent acquisitions
•
Continuation of high SaaS institutional renewal
rates
•
Low to mid-single-digit growth in net
administrative fees revenue, driven by increase
in members and existing acute and alternate site
member GPO penetration
•
Continuation of high GPO retention rates
•
Strong 15% - 20% growth of direct sourcing and
specialty pharmacy

Additional performance metrics
PERFORMANCE METRICS
FY 2015 FY 2014 3 Year Average
Revenue available under contract $898M --- ---
GPO retention rate
(1)
--- 99% 97%
SaaS institutional renewal rate
(2)
--- 94% 94%
(1) The retention rate is calculated based upon the aggregate purchasing volume among all members participating in our GPO for such fiscal year less the annualized GPO purchasing volume for departed members for such fiscal year, divided by the aggregate purchasing volume among all members participating in our GPO for such fiscal year.
(2) The renewal rate is calculated based upon the total number of members that have SaaS revenue in a given period that also have revenue in the corresponding prior year period divided by the total number of members that have SaaS revenue in the same period of the prior year.

20 Capital expenditures of ~$63M for the year Adjusted EBITDA margin approximating 40% of net revenue Effective tax rate of 40% Additional fiscal 2015 guidance assumptions

Questions

Contact Investor Relations Jim Storey Vice President, Investor Relations jim_storey@premierinc.com Thank you

Appendix

Premier, Inc. supplemental financial information
(Unaudited, in thousands)
2014* 2013 2014 2013
Reconciliation of Pro Forma Net Revenue to Net Revenue:
Pro Forma Net Revenue 235,466 $         200,938 $        869,286 $       764,278 $
Pro forma adjustment for revenue share post-IPO — 39,663 41,263 105,012
Net Revenue
235,466 $         240,601 $        910,549 $       869,290 $
Reconciliation of Pro Forma Adjusted EBITDA and Segment Adjusted EBITDA to Net Income and Operating Income:
Net income 66,632 $           103,496 $        332,617 $       375,086 $
Pro forma adjustment for revenue share post-IPO — (39,663) (41,263) (105,012)
Interest and investment income, net (378) (366) (1,019) (965)
Income tax expense 3,248 3,788 27,709 9,726
Depreciation and amortization 9,809 7,883 36,761 27,681
Amortization of purchased intangible assets 904 385 3,062 1,539
Pro Forma EBITDA 80,215 75,523 357,867 308,055
Stock-based compensation 6,358 — 19,476 —
Acquisition related expenses 711 — 2,014 —
Strategic and financial restructuring expenses 146 1,823 3,760 5,170
Adjustment to tax receivable agreement liability 6,215 — 6,215 —
Gain on sale of investment (522) — (38,372) —
Other (income) expense, net 121 783 65 788
Pro Forma Adjusted EBITDA 93,244 $           78,129 $          351,025 $       314,013 $
Pro Forma Adjusted EBITDA 93,244 $           78,129 $          351,025 $       314,013 $
Depreciation and amortization (9,809) (7,883) (36,761) (27,681)
Amortization of purchased intangible assets (904) (385) (3,062) (1,539)
Stock-based compensation (6,358) — (19,476) —
Acquisition related expenses (711) — (2,014) —
Strategic and financial restructuring expenses (146) (1,823) (3,760) (5,170)
Adjustment to tax receivable agreement liability (6,215) — (6,215) —
Equity in net income of unconsolidated affiliates (4,805) (3,636) (16,976) (11,968)
Deferred compensation plan expense (1,972) — (1,972) —
62,324 64,402 260,789 267,655
Pro forma adjustment for revenue share post-IPO — 39,663 41,263 105,012
Operating income
62,324 $         104,065 $      302,052 $     372,667 $
* Note that no pro forma adjustments were made for the three months ended June 30, 2014; as such, actual results are presented for the three months ended June 30, 2014.
Three Months Ended
June 30,
Year Ended
June 30,
Supplemental Financial Information - Reporting of Pro Forma Adjusted EBITDA
Reconciliation of Selected Non-GAAP Measures to GAAP Measures
and Non-GAAP Adjusted Fully Distributed Net Income

Premier, Inc. supplemental financial information
(Unaudited, in thousands)
2014* 2013 2014 2013
Reconciliation of Non-GAAP Adjusted Fully Distributed Net Income:
Non-GAAP Adjusted Fully Distributed Net Income (pro forma):
Net income (loss) attributable to shareholders 8,879 $               (797) $                28,332 $          7,376 $
Pro forma adjustment for revenue share post-IPO — (39,663) (41,263) (105,012)
Income tax expense 3,248 3,788 27,709 9,726
Stock-based compensation 6,358 — 19,476 —
Gain on sale of investment (522) — (38,372) —
Acquisition related expenses 711 — 2,014 —
Strategic and financial restructuring expenses 146 1,823 3,760 5,170
Adjustment to tax receivable agreement liability 6,215 — 6,215 —
Amortization of purchased intangible assets 904 385 3,062 1,539
Net income attributable to noncontrolling interest in Premier LP 57,281 104,726 303,336 369,189
Non-GAAP adjusted fully distributed income before income taxes 83,220 70,262 314,269 287,988
Income tax expense on fully distributed income before income taxes 33,288 28,105 125,708 115,195
Non-GAAP adjusted fully distributed net income (pro forma)
49,932 $          42,157 $         188,561 $      172,793 $
* Note that no pro forma adjustments were made for the three months ended June 30, 2014; as such, actual results are presented for the three months ended June 30, 2014.
Three Months Ended
June 30,
Year Ended
June 30,
Supplemental Financial Information - Reporting of Pro Forma Adjusted EBITDA
Reconciliation of Selected Non-GAAP Measures to GAAP Measures
and Non-GAAP Adjusted Fully Distributed Net Income

Premier, Inc. supplemental financial information
(Unaudited, in thousands)
2014* 2013 2014 2013
Reconciliation of numerator for GAAP EPS to Adjusted Fully Distributed EPS
Net income (loss) attributable to shareholders after adjustment of redeemable
limited partners' capital to redemption amount 491,389 $        (797) $           (2,713,256) $  7,376 $
Adjustment of redeemable limited partners' capital to redemption amount (482,510) - 2,741,588 -
Net income (loss) attributable to shareholders 8,879 (797) 28,332 7,376
Pro forma adjustment for revenue share post-IPO — (39,663) (41,263) (105,012)
Income tax expense 3,248 3,788 27,709 9,726
Stock-based compensation 6,358 — 19,476 —
Gain on sale of investment (522) — (38,372) —
Acquisition related expenses 711 — 2,014 —
Strategic and financial restructuring expenses 146 1,823 3,760 5,170
Adjustment to tax receivable agreement liability 6,215 — 6,215 —
Amortization of purchased intangible assets 904 385 3,062 1,539
Net income attributable to noncontrolling interest in Premier LP 57,281 104,726 303,336 369,189
Non-GAAP adjusted fully distributed income before income taxes 83,220 70,262 314,269 287,988
Income tax expense on fully distributed income before income taxes 33,288 28,105 125,708 115,195
Non-GAAP adjusted fully distributed net income (pro forma) 49,932
$        42,157
$
188,561
$
172,793
$
Reconciliation of denominator for GAAP EPS to Adjusted Fully Distributed EPS
Weighted Average:
Common shares used for basic and diluted earnings per share 32,375 5,733 25,633 5,858
Potentially dilutive shares 194 - 124 -
Class A common shares outstanding - 26,642 6,742 26,517
Conversion of Class B common units 112,511 112,608 112,584 112,608
Weighted average fully distributed shares outstanding - diluted 145,080 144,983 145,083 144,983
Reconciliation of GAAP EPS to Adjusted Fully Distributed EPS
GAAP income (loss) per share $            15.18 $           (0.14) $        (105.85) $              1.26
Impact of adjustment of redeemable limited partners' capital to redemption amount $           (14.90) $                 - $         106.96 $                  -
Impact of additions:
Pro forma adjustment for revenue share post-IPO $                   - $           (6.92) $            (1.61) $          (17.93)
Income tax expense $               0.10 $            0.66 $              1.08 $              1.66
Stock-based compensation $               0.20 $                 - $              0.76 $                  -
Gain on sale of investment $              (0.02) $                 - $            (1.50) $                  -
Acquisition related expenses $               0.02 $                 - $              0.08 $                  -
Strategic and financial restructuring expenses $               0.00 $            0.32 $              0.15 $              0.88
Adjustment to tax receivable agreement liability $               0.19 $                 - $              0.24 $                  -
Amortization of purchased intangible assets $               0.03 $            0.07 $              0.12 $              0.26
Net income attributable to noncontrolling interest in Premier LP $               1.77 $          18.27 $           11.83 $           63.02
Impact of corporation taxes $              (1.03) $           (4.90) $            (4.90) $          (19.66)
Impact of increased share count $              (1.20) $           (7.06) $            (6.06) $          (28.31)
Non-GAAP earnings per share on adjusted fully distributed net income - diluted $               0.34 $             0.29 $             1.30 $             1.19
* Note that actual results are presented for the three months ended June 30, 2014.
Three Months Ended
June 30,
Year Ended
June 30,
Supplemental Financial Information - Reporting of Net Income and Earnings Per Share
Reconciliation of Selected Non-GAAP Measures to GAAP Measures